Exhibit 10.1

SETTLEMENT AGREEMENT AND MUTUAL RELEASES

This Settlement Agreement (together with the Exhibits and Certifications attached hereto, the “Agreement”), effective as of October 12, 2006, is entered into by and among Align Technology, Inc. (“Align”), a Delaware corporation with its principal place of business at 881 Martin Avenue, Santa Clara, California 95050; OrthoClear Holdings, Inc. (“OC Holdings), a British Virgin Islands company with its registered agent at Walkers, 171 Main Street, Road Town, PO Box 92, Tortola, British Virgin Islands; OrthoClear, Inc., a Delaware corporation with its principal place of business at 580 California Street, Suite 1725, San Francisco, California; OrthoClear Pakistan PVT Ltd., a Pakistani corporation with its principal place of business at 8 Aitchison Road, Lahore, Pakistan (OC Holdings, OrthoClear, Inc., and OrthoClear Pakistan PVT Ltd., collectively, “OrthoClear”); Joe Breeland (“Breeland”), an individual who resides at 91 Pascal Lane, Austin, Texas; Muhammad Ziaullah Chishti (“Chishti”), an individual c/o The Resource Group, 1700 Pennsylvania Ave NW, Washington, DC; Christopher Kawaja, (“Kawaja”), an individual who resides at 1801 Broadway Street, Apt. 601, San Francisco, California; Ross Miller, an individual who resides at 934 La Mesa Terrace #H, Sunnyvale, California; Peter Riepenhausen (“Riepenhausen”), an individual who resides at Zeppelinalle 51, 60487 Frankfurt, Germany;  Jeffrey Tunnell (“Tunnell”), an individual who resides at 209 W. Avenida de los Lobos Marinos, San Clemente, California; and Huafeng “Charlie” Wen (“Wen”), an individual who resides at 2117 Gossamer Ave, Redwood Shores, California; (Breeland, Chishti, Kawaja, Miller, Riepenhausen, Tunnell, and Wen, collectively, the “OrthoClear Individuals”); and Ross J. Miller DDS, A Professional Dental Corporation, a professional corporation located at 333 W El Camino Road, Sunnyvale, California (“Miller DDS”); and Bao Tran (“Tran”), an individual who resides at 6768 Meadow Vista Court, San Jose, California; and Eldon M. Bullington (“Bullington”), an individual who can be reached through Align; Roger E.

George (“George”), an individual who can be reached through Align; Gil Laks (“Laks”), an individual who can be reached through Align; Thomas M. Prescott (“Prescott”), an individual who can be reached through Align; Patricia Wadors (“Wadors”), an individual who can be reached through Align; Kelsey Wirth (“Wirth”), an individual who can be reached through Align; and Julie Yeomans (“Yeomans”), an individual who can be reached through Align (Bullington, George, Laks, Prescott, Wadors, Wirth, and Yeomans, collectively, the “Align Individuals”).  Align, OrthoClear, the OrthoClear Individuals, Miller DDS, Tran and the Align Individuals are collectively referred to herein as the “Parties.”

RECITALS

WHEREAS, Align commenced civil litigation against OrthoClear, Inc. and OC Holdings on or about July 19, 2005 in the case styled Align Technology, Inc. v. OrthoClear, Inc. and OrthoClear Holdings, Inc., Case No. CV-05-02948-MMC, in the U.S. District Court for the Northern District of California (the “Fed I Action”);

WHEREAS, Align commenced civil litigation against OrthoClear, Inc. and OC Holdings on or about June 19, 2006 in the case styled Align Technology, Inc. v. OrthoClear, Inc. and OrthoClear Holdings, Inc., Case No. CV-06-03828-SC, in the U.S. District Court for the Northern District of California (the “Fed II Action”);

WHEREAS, Align commenced civil litigation against OrthoClear, Inc. and OrthoClear Holdings, Inc. on or about January 11, 2006 in the case styled Align Technology, Inc. v. OrthoClear, Inc., et al., Case No. 06 C 0023 S, in the United States District Court for the Western District of Wisconsin, which action was dismissed without prejudice but subject to reinstatement (the “Fed III Action”);

WHEREAS, Align commenced civil litigation against OrthoClear, Inc., OrthoClear Holdings, Inc, Muhammad Ziaullah Chishti, Peter Riepenhausen, Joseph Breeland, Jeffrey

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Tunnell, Christopher Kawaja, Huafeng (“Charlie”) Wen, and Bao Tran on or about February 2, 2005 in the case styled Align Technology, Inc. v. OrthoClear, Inc., OrthoClear Holdings, Inc, Muhammad Ziaullah Chishti, Peter Riepenhausen, Joe Breeland, Jeff Tunnell, Christopher Kawaja, Charles Wen, and Bao Tran, Case No. CGC-05-438361, in the Superior Court of California, County of San Francisco (the “State Action”);

WHEREAS, Align commenced civil litigation against Ross J. Miller and Miller DDS on or about August 23, 2005 in the case styled Align Technology, Inc. v. Ross J. Miller, and Ross J. Miller DDS, A Professional Dental Corporation, Case No. C-05-03418-MMC, in the U.S. District Court for the Northern District of California (the “Miller Action” (the Fed I Action, the Fed II Action, the Fed III Action, the State Action, and the Miller Action, collectively, the “Civil Actions”));

WHEREAS, Align commenced civil litigation against OC Holdings, OrthoClear, Inc., OrthoClear Pakistan PVT Ltd., on or about January 11, 2006, in the case styled In the Matter of Certain Incremental Dental Positioning Adjustment Appliances and Methods of Producing Same, Investigation No. 337-TA-562, in the United States International Trade Commission (the “ITC Action” and, collectively with the Civil Actions, the “Actions”);

WHEREAS, Align possesses certain intellectual property rights pertaining to the treatment of malocclusions, including, but not limited to, United States and non-U.S. patents, patent applications, copyrights, trademarks, service marks and trade secrets (the “Align Worldwide IP Rights”);

WHEREAS, Align has asserted some of the Align Worldwide IP Rights in the Actions; and

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WHEREAS, the Parties desire to fully and finally resolve the Actions on the terms and conditions set forth herein, including those matters, issues, claims, counterclaims, third-party actions, and defenses that were or could have been raised by any of the Parties in any of the Actions, without incurring the costs associated with further litigation.

AGREEMENT

NOW, THEREFORE, in accordance with the foregoing recitals and in consideration of the mutual covenants and consideration contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.             ITC Order:  Prior to or contemporaneous with the execution of this Agreement by all Parties (the “Closing”), OrthoClear shall execute and deliver to Align, and authorize Align to file in the ITC Action:

(a)           an order and stipulation (the “Consent Order”) to the United States International Trade Commission (the “ITC”), substantially in the form attached as Exhibit A hereto; and

(b)           a Joint Motion to Terminate the ITC Action based upon an Consent Order, and accompanying Memorandum of Points and Authorities (the “Joint Motion”), substantially in the form attached as Exhibit B hereto.

2.             Transfer of Intellectual Property Rights Agreement:  Prior to or contemporaneous with the Closing, OrthoClear, Breeland, Chishti, Kawaja, Tunnell, Riepenhausen, and Wen shall execute the Intellectual Property Transfer Agreement attached hereto as Exhibit C.

3.             Settlement Payment:  Align shall pay OC Holdings the sum of twenty million dollars ($20,000,000) U.S. by wire transfer simultaneously with the execution and delivery by OrthoClear to Align of (a) fully executed originals of the Joint Motion and stipulation to entry of the Consent Order as provided in Paragraph 1; (b) a fully executed original (or originals, if in executed in counterparts) of the Intellectual Property Transfer Agreement as provided in

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Paragraph 2; (c) the Non-Competition Covenants contained in this Agreement and (d) a certification executed by the Chairman of OC Holdings’ Board of Directors (the “Discontinuation Certification”) in substantially the form attached as Exhibit D hereto confirming that (i) all necessary approvals have been obtained for OrthoClear’s discontinuation, worldwide, of all design, manufacture, marketing, and sales of removable dental aligners and (ii) OrthoClear has completed such discontinuation.

4.             Patient Transition:

(a)           OrthoClear represents that it has not accepted any new patient cases for the treatment of malocclusions, for treatment using removable dental aligners, or for treatment involving other activities using OrthoClear’s existing proprietary technology since at least September 27, 2006.

(b)           OrthoClear has delivered to Align and Align acknowledges receipt of patient case numbers and dentist contact information for the purposes of facilitating the transfer of patient cases to Align, which information Align shall maintain in accordance with the same privacy protections as it does its own customer and patient information.

(c)           Following the Closing, Align will make treatment using removable dental aligners available for all OrthoClear patient cases existing as of September 27, 2006 in the United States, Canada, and Hong Kong, at no charge from Align to the patient, the doctor, or OrthoClear.

(d)           Prior to or contemporaneous with the Closing, the Parties will execute and cause to be entered in one of the Actions an order in the form attached as Exhibit E hereto directing OrthoClear, Inc. and OrthoClear Holdings, Inc. to provide to Align Technology, Inc. the names of OrthoClear’s patients in the United States, Hong Kong and Canada, and authorizing OrthoClear, Inc. and OrthoClear Holdings, Inc. to provide such reasonably accessible patient

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information as the parties may agree would reasonably assist Align Technology, Inc. in verifying and providing treatment for former OrthoClear cases pursuant to this Paragraph 4.

(e)           Align and OrthoClear will cooperate to arrange and implement the transfer of OrthoClear’s patient cases to Align.

5.             Discontinuation and Dismissal of Civil Actions:

(a)           Prior to or contemporaneous with the Closing, the Parties shall execute the Stipulations of Dismissal, in the form attached hereto as Exhibits E - H, which shall provide for final disposition of the Civil Actions.  Align shall cause the executed Stipulations of Dismissal to be filed with the appropriate courts, and the Parties shall take all other steps reasonably necessary and appropriate to cause the Civil Actions to be dismissed with prejudice and without costs to any party.

(b)           Patent Reexamination:  OrthoClear, the OrthoClear Individuals, Miller DDS and Tran shall not, directly or indirectly, initiate, take any further action in, or voluntarily support any party (including OrthoClear or any other OrthoClear Individual) in any patent office reexamination or opposition proceedings of any kind, world-wide, with respect to any patents or patent applications owned, held or licensed by or for Align pertaining to the treatment of malocclusion.  OrthoClear shall, at no cost to OrthoClear, consent to, support and cooperate in any request, petition or application to convert any pending Inter Parties Reexamination proceeding before the United States Patent and Trademark Office (“PTO”) involving any Align patent to an Ex Parte Reexamination proceeding.  OrthoClear shall sign, within 5 days of the Closing, a request to the PTO, prepared by Align, substantially in the form of Exhibit I hereto, to withdraw the pending Petition for Review of the PTO’s denial of re-examination for United States Patent 6,722,880, and Align shall be responsible for filing such request.

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6.             Mutual Releases:

(a)           Releases by OrthoClear, the OrthoClear Individuals and Miller DDS:  OrthoClear, the OrthoClear Individuals and Miller DDS, for themselves, their corporate agents, successors, assigns, trustees, attorneys, insurers, parents, subsidiaries, affiliates, officers, and directors, and anyone claiming by and through them, hereby release and forever discharge Align and the Align Individuals, their parents, subsidiaries, affiliates, officers, directors, stockholders, employees, agents, representatives, predecessors, successors, assigns and attorneys and all other related persons, firms, and corporations, whether herein named or referred to or not, from and concerning any and all demands, actions, causes of action, suits at law, proceedings, debts, dues, damages, costs, attorneys’ fees, and claims of any kind and nature, in law or equity, known or unknown, including, but not limited to, any claims, counterclaims, or defenses which are or could have been brought in the Actions, up to the date of the Closing.  In the event of a breach of this Agreement by Align and the Align Individuals, OrthoClear, the OrthoClear Individuals, and Miller DDS, shall not be precluded from asserting any claims, counterclaims, or defenses they might have against Align and the Align Individuals.

(b)           Releases by Tran:  Tran, for himself, his agents, servants, successors, assigns, trustees, attorneys, insurers and anyone claiming by and through them, hereby releases and forever discharges Align and the Align Individuals, their parents, subsidiaries, affiliates, officers, directors, stockholders, employees, agents, representatives, predecessors, successors, assigns and attorneys and all other related persons, firms, and corporations, whether herein named or referred to or not, from and concerning any and all demands, actions, causes of action, suits at law, proceedings, debts, dues, damages, costs, attorneys’ fees and claims of any kind and nature, in law or equity, known or unknown, arising from or relating to (i) OrthoClear or (ii) any or all of

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the claims, counterclaims, or defenses which have been brought in the Actions, up to the date of the Closing.  In the event of a breach of this Agreement by Align and the Align Individuals, Tran shall not be precluded from asserting any claims, counterclaims, or defenses he might have against Align and the Align Individuals.

(c)           Releases by Align and the Align Individuals of OrthoClear, the OrthoClear Individuals and Miller DDS:  Align and the Align Individuals, for themselves, their corporate agents, successors, assigns, trustees, attorneys, insurers, parents, subsidiaries, affiliates, officers and directors, and anyone claiming by and through them, hereby releases and forever discharge OrthoClear, the OrthoClear Individuals, and Miller DDS, their parents, subsidiaries, affiliates, officers, directors, stockholders, employees, agents, representatives, predecessors, successors, assigns and attorneys and all other related persons, firms, and corporations, whether herein named or referred to or not, from and concerning any and all demands, actions, causes of action, suits at law, proceedings, debts, dues, damages, costs, attorneys’ fees and claims of any kind and nature, in law or equity, known or unknown, including, but not limited to, any claims, counterclaims, or defenses which are or could have been brought in the Actions, up to the date of the Closing.  In the event of a breach of this Agreement by OrthoClear, the OrthoClear Individuals and Miller DDS, Align shall not be precluded from asserting any claims, counterclaims, or defenses they might have against OrthoClear, the OrthoClear Individuals and Miller DDS.

(d)           Releases by Align and the Align Individuals of Tran:  Align and the Align Individuals, for themselves, their corporate agents, successors, assigns, trustees, attorneys, insurers, parents, subsidiaries, affiliates, officers and directors, and anyone claiming by and through them, hereby release and forever discharge Tran, his agents, representatives,

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predecessors, successors, assigns and attorneys and all other person acting on his behalf, whether herein named or referred to or not, from and concerning any and all demands, actions, causes of action, suits at law, proceedings, debts, dues, damages, costs, attorneys’ fees and claims of any kind and nature, in law or equity, known or unknown, arising from or relating to (i) OrthoClear or (ii) any or all of the claims, counterclaims, or defenses which have been brought in the Actions, up to the date of the Closing.  In the event of a breach of this Agreement by Tran, Align shall not be precluded from asserting any claims, counterclaims, or defenses it might have against Tran.

7.             Non-Competition Covenants:

(a)           Covenants:  Each of Chishti, Wen, Kawaja, Riepenhausen, Breeland and Tunnell (the “Covenantors”) agrees that, for the period from the Effective Date through the fifth (5th) anniversary of the Effective Date (the “Non-Compete Period”), Covenantors shall not directly or indirectly throughout the world become employed by, become a director, officer, stockholder, equity owner, or partner of, or otherwise enter into, conduct, or advise (any of the foregoing, “participate in”), directly or indirectly, any business or endeavor that is engaged in the field of removable aligner therapy and/or related software (the “Field”).  Covenantors shall not be in violation of this Agreement solely by reason of investing in stock, bonds or other securities of any company engaged in the Field (but without otherwise participating in such company), if (i) such stock, bonds or other securities are listed on any national securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended and (ii) such investment by Covenantor does not exceed, in the case of any class of the capital stock of any one issuer, five percent (5%) of the issued and outstanding shares of such capital stock or, in the case of bonds or other securities, one percent (1%) of the aggregate principal amount thereof

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issued and outstanding.  Notwithstanding the foregoing and only with respect to Breeland and Tunnell, the restrictions set forth herein shall be limited to the United States and within the United States, Breeland and Tunnell shall be permitted to become employed by a company that is engaged in the Field; provided however, that Breeland and Tunnell are permitted to work for a company that competes in the Field, so long as Breeland and Tunnell are not personally involved with those products.

(b)           Consideration and Materiality:  The covenants in subparagraph (a) above are supported by the mutual covenants and consideration set forth in this Agreement, as well the rights and obligations set forth in the Intellectual Property Transfer Agreement referenced in Paragraph 2, to which the covenants are material.

8.             Miscellaneous:

(a)           Reimbursement of Expenses:  In the event that OrthoClear, any OrthoClear employees or agents, or any former OrthoClear employees or agents, except Tran (collectively, “OrthoClear Witnesses”) are subpoenaed or otherwise required to produce documents or provide testimony in connection with any ongoing or future litigation between Align and Tran, Align shall either directly pay or reimburse OrthoClear, its successors, or OrthoClear Witnesses for any and all reasonable attorneys’ fees, costs, and other expenses directly related to and associated with responding to any such subpoena or producing documents or providing testimony.  Nothing in this section shall be construed as consent by any current or former OrthoClear Witness to produce any documents, provide deposition or trial testimony, or to be deposed in any location other than his or her principal residence.

(b)           Return/Destruction of Confidential Information and Materials:  Within ten (10) business days after the Closing, Align and OrthoClear shall provide one another a certification

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that all confidential information and materials received pursuant to any of the Actions, other than the materials that Align is authorized to retain and use pursuant to the Intellectual Property Transfer Agreement, have been destroyed or returned to the producing party.

(c)           Fees and Expenses:  Except as provided for in subparagraph (a) or as otherwise agreed, the Parties shall bear their own respective costs and expenses, including attorneys’ fees, incurred in connection with the Actions and this Agreement.

(d)           No Claims Filed:  As a material inducement for the Parties to enter into this Agreement, the Parties warrant that (i) they have not made any allegations to, and have not filed any complaints, charges, or lawsuits with, any court or government agency relating to any claims being released in this Agreement, except for the Actions; and (ii) they have not heretofore assigned or transferred to any person not a party to this Agreement any released matter or any part or portion thereof.

(e)           Breach and Enforcement:  It is agreed and understood that the parties to this Agreement (or any of their successors or assigns) shall be entitled to pursue any and all remedies under law and/or in equity arising out of any breach of this Agreement by another party.  The Parties further agree that, in any action brought to enforce this Agreement, the non-prevailing party in a final non-appealable judgment shall reimburse the prevailing party for its or their reasonable attorneys’ fees and costs incurred in any such action resulting in such final non-appealable judgment.

(f)            No Admission of Liability:  OrthoClear, the OrthoClear Individuals, Miller DDS and Tran, by providing the considerations described above and by entering into this Agreement, expressly deny engaging in any unlawful conduct and disclaim any liability to Align or the Align Individuals arising from or relating to any of the transactions, occurrences, events, claims, or

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allegations in the Actions.  This Agreement shall not be admissible as evidence of liability in any federal, state, or administrative proceeding, except that any party may submit this Agreement to any appropriate court or administrative agency for the purpose of the enforcement of this Agreement.

(g)           Voluntary Execution:  This Agreement is executed freely, voluntarily and without any duress or undue influence on any party, and with and upon the advice of counsel.  The undersigned each warrant that they have taken the steps necessary to authorize the execution of this Agreement; that they are authorized to sign this Agreement; that they do not need to obtain any third party consents to enter into this Agreement or to consummate any of the transactions contemplated herein; and that they are not relying upon any representations or statements not contained in this Agreement in entering into this Agreement.

(h)           Nondisparagement:  Each of the Parties agrees to take reasonable steps to ensure that neither they nor, in the case of Align and OrthoClear, any of their employees, will make public statements disparaging another Party, or accusing another Party of criminal or unethical conduct in connection with the subject matter of any of the Actions.

(i)            Survivability:  This Agreement shall inure to the benefit of, and be binding upon, the agents, parents, subsidiaries, affiliates, employees, officers, directors, shareholders, attorneys, assigns, representatives, heirs, successors, executors, administrators and/or the estates of the Parties.

(j)            Construction of the Agreement:  This Agreement shall be construed as a whole in accordance with its fair meaning and in accordance with the laws of the State of Delaware.  The terms of this Agreement have been negotiated by the Parties, and the language of the Agreement

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shall not be construed in favor of or against any particular party.  The headings used herein are for reference only and shall not affect the construction of this Agreement.

(k)           Agreement May be Executed in Counterparts:  This Agreement may be signed using one or more counterparts.  Photographic or facsimile copies of such signed counterparts may be used in lieu of the originals for any purpose and shall be deemed to be the originals thereof.  The several executed copies together shall be considered an original and shall be binding upon the Parties.

9.             Entire Agreement:  This Agreement, including all the Exhibits and Certifications attached hereto, together with executed versions of the other documents and agreements referenced in this Agreement, constitute the entire agreement between the Parties with respect to the subject matter hereof, and cancel and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions of the Parties, whether oral or written, relating to the subject matter hereof.  This Agreement may not be amended except in a writing signed by the Parties.

10.           Attorney Review:  By their signatures below, the Parties warrant that they have obtained the advice of attorneys regarding this Agreement, including the obligations and releases contained herein.  In entering into this Agreement, the Parties represent that they have relied on the advice of their respective attorneys, who are attorneys of their own choice, and that the terms of this Agreement have been completely read and explained to them by their attorneys, and that those terms are fully understood and voluntarily accepted by them.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, each of the Parties hereto has executed this Agreement as of the date indicated above.

ALIGN TECHNOLOGY, INC.		ORTHOCLEAR HOLDINGS, INC.

/s/ ROGER E. GEORGE		/s/ PETER RIEPENHAUSEN
Name:Roger E. George		Name: Peter Riepenhausen
Title: Vice President Corporate &		Title: Chairman
Legal Affairs & General Counsel

Date:	October 13, 2006	Date:	October 13, 2006

ORTHOCLEAR, INC.		ORTHOCLEAR PAKISTAN PVT LTD.

/s/ ZIA CHISHTI		/s/ MUDASSAR RATHORE
Name: Muhammad Ziaullah Chishti		Name: Mudassar Rathore
Title: Chief Executive Officer		Title: Country Manager

Date:	October 13, 2006	Date:	October 13, 2006

MUHAMMAD ZIAULLAH CHISHTI		HUAFENG “CHARLIE” WEN

/s/ ZIA CHISHTI		/s/ C. WEN

Date:	October 13, 2006	Date:	October 13, 2006

PETER RIEPENHAUSEN		CHRISTOPHER KAWAJA

/s/ PETER RIEPENHAUSEN		/s/ CHRISTOPHER KAWAJA

Date:	October 13, 2006	Date:	October 13, 2006

JEFFREY TUNNELL		JOE BREELAND

/s/ JEFFREY TUNNELL		/s/ JOE BREELAND

Date:	October 13, 2006	Date:	October 13, 2006

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BAO TRAN		ROSS J. MILLER

/s/ BAO TRAN		/s/ ROSS J. MILLER

Date:	October 13, 2006	Date:	October 13, 2006

ROSS J. MILLER, D.D.S., P.C.		THOMAS M. PRESCOTT

/s/ ROSS J. MILLER		/s/ THOMAS M. PRESCOTT

Date:	October 13, 2006	Date:	October 13, 2006

ROGER E. GEORGE		ELDON M. BULLINGTON

/s/ ROGER E. GEORGE		/s/ ELDON M. BULLINGTON

Date:	October 13, 2006	Date:	October 13, 2006

GIL LAKS		PATRICIA WADORS

/s/ GIL LAKS

Date:	October 13, 2006	Date:

JULIE YEOMANS		KELSEY WIRTH

/s/ JULIE YEOMANS		/s/ KELSEY WIRTH

Date:	October 13, 2006	Date:	October 13, 2006

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UNITED STATES INTERNATIONAL TRADE COMMISSION

WASHINGTON, D.C.

Before the Honorable Robert L. Barton, Jr.

In the Matter of:

CERTAIN INCREMENTAL DENTAL	Inv. No. 337-TA-562
POSITIONING ADJUSTMENT
APPLIANCES AND METHODS OF
PRODUCING SAME

CONSENT ORDER STIPULATION

WHEREAS, the United States International Trade Commission instituted the above-captioned investigation under Section 337 of the Tariff Act of 1930, as amended (19 U.S.C. § 1337), based upon the allegations contained in the Complaint filed by Complainant Align Technology, Inc. (“Align”), which alleged unfair acts in the importation into the United States, the sale for importation, and the sale within the United States after importation of certain incremental dental positioning adjustment appliances by or for Respondents OrthoClear, Inc., OrthoClear Holdings, Inc. and OrthoClear Pakistan Pvt, Ltd. (collectively “OrthoClear”);

WHEREAS, OrthoClear consents to the entry of an Consent Order by the International Trade Commission pursuant to 19 C.F.R. § 1337 and to all the waivers and other requirements of 19 C.F.R. § 210.21(c);

WHEREAS, OrthoClear consents and agrees to all the terms set forth in the [Proposed] Consent Order;

IT IS HEREBY STIPULATED by OrthoClear as follows:

1.              OrthoClear consents and agrees to seek to cause the Commission to enter a Consent Order pursuant to the Joint Motion to Terminate the Investigation and this Consent Order Stipulation.

2.              OrthoClear consents and agrees to the exercise by the Commission of in rem jurisdiction over the incremental dental positioning adjustment appliances manufactured by or for OrthoClear referenced in the complaint and any other articles manufactured in violation of the patents or trade secrets described therein (the “Articles”).

3.              OrthoClear consents and agrees to the exercise by the Commission of in personam jurisdiction over OrthoClear.

4.              OrthoClear consents and agrees to the prohibition from importation of the Articles into the United States for consumption (including but not limited to withdrawal from a warehouse or foreign trade zone for consumption) until the expiration of the last to expire of the following patents: (i) U.S. Patent No. 6,685,469 (“the ‘469 patent”); (ii) U.S. Patent No. 6,394,801 (“the ‘801 patent”); (iii) U.S. Patent No. 6,398,548 (“the ‘548 patent”); (iv) U.S. Patent No. 6,722,880 (“the ‘880 patent”); (v) U.S. Patent No. 6,629,840 (“the ‘840 patent”); (vi) U.S. Patent No. 6,699,037 (“the ‘037 patent”); (vii) U.S. Patent No. 6,318,994 (“the ‘994 patent”); (viii) U.S. Patent No. 6,729,876 (“the ‘876 patent”); (ix) U.S. Patent No. 6,602,070 (“the ‘070 patent”); (x) U.S. Patent No. 6,471,511 (“the ‘511 patent”); and (xi) U.S. Patent No. 6,227,850 (“the ‘850 patent”) (collectively “the Patents-In-Suit”), except under license of the patent owner or as provided by law.

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5.              OrthoClear consents and agrees to not sell for importation, import into the United States, or sell in the United States after importation the Articles, or knowingly aid, abet, encourage, participate in, or induce the sale for importation into the United States or sale in the United States after importation of the Articles.

6.              OrthoClear consents and agrees that the Consent Order shall be applicable and binding upon OrthoClear, its officers, directors, agents, servants, employees, successors and assigns, and all persons, firms, or corporations acting or claiming to act on its behalf or under its direction or authority.

7.              OrthoClear consents and agrees that it shall be precluded from seeking judicial review or otherwise challenging or contesting the validity of the Consent Order.

8.              OrthoClear consents and agrees that it shall cooperate with and shall not seek to impede by litigation or other means the Commission’s efforts to gather information under Subpart I of the Commission’s Rules of Practice and Procedure, 19 C.F.R. Part 210.

9.              OrthoClear consents and agrees that, in any administrative or judicial proceeding to enforce the Consent Order, OrthoClear shall not seek to challenge and is precluded from making any challenges to the validity or enforceability of the claims of the Patents-In-Suit.

10.            OrthoClear consents and agrees that it shall not seek to challenge and is precluded from making any challenges to the status of the confidential proprietary information developed by Align and used in the design and manufacture of Invisalign aligners as trade secrets.

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11.           OrthoClear consents and agrees that upon conclusion of an enforcement proceeding under 19 C.F.R 210.75, the Commission may revoke the Consent Order and direct that the Articles be excluded from entry into the United States.

12.           OrthoClear consents and agrees that the Consent Order shall not apply with respect to any claim of any intellectual property right that has expired or been found or adjudicated invalid or unenforceable by the Commission or a court or agency of competent jurisdiction, provided that such finding or judgment has become final and nonreviewable.

13.            OrthoClear consents and agrees to the termination of the above-captioned investigation and the dismissal of OrthoClear as a named respondent in the above-captioned investigation provided. OrthoClear consents and agrees that the modification, enforcement, and revocation of the Consent Order shall be carried out pursuant to Subpart I of the Commission’s Rules of Practice and Procedure, 19 C.F.R. Part 210.

14.            OrthoClear consents and agrees to the service of copies of the Consent Order upon each party of record in the above-captioned investigation and upon the Department of Health and Human Services, the Department of Justice, the Federal Trade Commission, and the U.S. Customs Service.

15.            OrthoClear consents and agrees that this Consent Order Stipulation and the Consent Order are in the public interest.

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IT IS SO STIPULATED.

Date: October 13, 2006

Respectfully submitted,

George A. Riley
Mark E. Miller
David R. Eberhart
O’Melveny & Myers LLP
Embarcardero Center West
275 Battery Street, 26th Floor
San Francisco, CA 94111
(415) 984-8700

Paula Ambrosini
O’Melveny & Myers LLP
400 S. Hope Street, #1500
Los Angeles, CA 90071
(213) 430-6000

Petra Smeltzer
O’Melveny & Myers LLP
1625 Eye Street, NW
Washington, DC 20006
(202) 383-5300

Counsel to OrthoClear, Inc., OrthoClear Holdings, Inc., and OrthoClear Pakistan Pvt, Ltd.

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UNITED STATES INTERNATIONAL TRADE COMMISSION

WASHINGTON, D.C.

Before the Honorable Robert L. Barton, Jr.

In the Matter of:

CERTAIN INCREMENTAL DENTAL	Inv. No. 337-TA-562
POSITIONING ADJUSTMENT
APPLIANCES AND METHODS OF
PRODUCING SAME

[PROPOSED] CONSENT ORDER

On February 9, 2006, the United States International Trade Commission instituted the above-captioned investigation under Section 337 of the Tariff Act of 1930 (19 U.S.C. § 1337), as amended, based upon the Complaint filed by Complainant Align Technology, Inc. (“Align”), which alleged unfair acts in the importation into the United States, the sale for importation, and the sale within the United States after importation of certain incremental dental positioning adjustment appliances by Respondents OrthoClear, Inc., OrthoClear Holdings, Inc. and OrthoClear Pakistan Pvt, Ltd. (collectively “OrthoClear”). See 71 Fed. Reg. 7995 (Feb. 15, 2006).

OrthoClear has executed a stipulation which manifests OrthoClear’s consent to the entry of this Consent Order and to the waivers and other requirements of 19 C.F.R. § 210.21(c).

IT IS HEREBY ORDERED THAT:

1.             The incremental dental positioning adjustment appliances manufactured by or for OrthoClear referenced in the complaint and any other articles manufactured in violation of the patents or trade secrets described therein (the “Articles”) are hereby prohibited from importation into the United States until the expiration of the last to expire of the following patents: (i) U.S. Patent No. 6,685,469 (“the ‘469 patent”); (ii) U.S. Patent No. 6,394,801 (“the ‘801 patent”); (iii) U.S. Patent No. 6,398,548 (“the ‘548 patent”); (iv) U.S. Patent No. 6,722,880 (“the ‘880 patent”); (v) U.S. Patent No. 6,629,840 (“the ‘840 patent”); (vi) U.S. Patent No. 6,699,037 (“the ‘037 patent”); (vii) U.S. Patent No. 6,318,994 (“the ‘994 patent”); (viii) U.S. Patent No. 6,729,876 (“the ‘876 patent”); (ix) U.S. Patent No. 6,602,070 (“the ‘070 patent”); (x) U.S. Patent No. 6,471,511 (“the ‘511 patent”); and (xi) U.S. Patent No. 6,227,850 (“the ‘850 patent”) (collectively “the Patents-In-Suit”), except under license of the patent owner or as provided by law.

2.             Upon entry of this Consent Order, OrthoClear shall not sell for importation, import into the United States, or sell in the United States after importation the Articles, or knowingly aid, abet, encourage, participate in, or induce the sale for importation into the United States or sale in the United States after importation of the Articles.

3.             This Consent Order shall be applicable and binding upon OrthoClear, its officers, directors, agents, servants, employees, successors and assigns, and all persons, firms, or corporations acting or claiming to act on its behalf or under its direction or authority.

4.             OrthoClear shall be precluded from seeking judicial review or otherwise challenging or contesting the validity of this Consent Order.

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5.             OrthoClear shall cooperate with and shall not seek to impede by litigation or other means the Commission’s efforts to gather information under Subpart I of the Commission’s Rules of Practice and Procedure, 19 C.F.R. Part 210.

6.              In any administrative or judicial proceeding to enforce this Consent Order, OrthoClear shall not seek to challenge and is precluded from making any challenges to the validity or enforceability of the claims of the Patents-In-Suit. OrthoClear also shall not seek to challenge and is precluded from making any challenges to the status of the confidential proprietary information developed by Align and used in the design and manufacture of Invisalign aligners as trade secrets.

7.             Pursuant to 19 C.F.R. 210.75(b)(4)(c), upon conclusion of an enforcement proceeding under 19 C.F.R 210.75, the Commission may revoke this Consent Order and direct that the Articles be excluded from entry into the United States.

8.              This Consent Order shall not apply with respect to any claim of any intellectual property right that has expired or been found or adjudicated invalid or unenforceable by the Commission or a court or agency of competent jurisdiction, provided that such finding or judgment has become final and nonreviewable.

9.              This investigation is hereby terminated. OrthoClear is hereby dismissed as a named respondent in this investigation provided, however, that the modification, enforcement, and revocation of this Consent Order shall be carried out pursuant to Subpart I of the Commission’s Rules of Practice and Procedure, 19 C.F.R. Part 210.

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10.            The Secretary shall serve copies of this Consent Order upon each party of record in this investigation and upon the Department of Health and Human Services, the Department of Justice, the Federal Trade Commission, and the U.S. Customs Service.

BY ORDER OF THE COMMISSION:

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UNITED STATES INTERNATIONAL TRADE COMMISSION
WASHINGTON, D.C.

Before the Honorable Robert L. Barton, Jr.

In the Matter of:

CERTAIN INCREMENTAL DENTAL	Inv. No. 337-TA-562
POSITIONING ADJUSTMENT
APPLIANCES AND METHODS OF
PRODUCING SAME

JOINT MOTION TO TERMINATE INVESTIGATION
BASED UPON CONSENT ORDER

Complainant Align Technology, Inc. (“Align”) and Respondents OrthoClear, Inc., OrthoClear Holdings, Inc., and OrthoClear Pakistan Pvt, Ltd. (collectively “OrthoClear”) (Align and OrthoClear, collectively, the “Parties”) hereby jointly move to terminate the above-captioned investigation based upon the Consent Order Stipulation and the [Proposed] Consent Order submitted concurrently herewith. The Commission Investigative Staff supports this motion.

The Consent Order Stipulation contains the waivers and other requirements set out in 19 C.F.R. § 210.21(c). In addition, the parties submit that termination of the above-captioned investigation in accordance with the attached Consent Order Stipulation and the [Proposed] Consent Order is in the public interest and will also conserve the resources of this Court, the Parties, and the Commission Investigative Staff.

Accordingly, the parties respectfully request that the Administrative Law Judge issue an Initial Determination terminating the above-captioned investigation on the basis of the Consent Order Stipulation and the [Proposed] Consent Order.

Date: October 13,2006

Respectfully submitted,

George L. Graff	George A. Riley	Anne Goalwin
Paul, Hastings, Janofsky & Walker, LLP	Mark E. Miller	Vu Bui
Park Avenue Tower	David R. Eberhart	Office of Unfair Import
75 E. 55th Street,	O’Melveny & Myers LLP	Investigations
First Floor New York,	Embarcardero Center West	U.S. International Trade
NY 10022	275 Battery Street,	Commission
(212) 318-6000	26th Floor San Francisco,	500 E Street, SW, Suite 401
	CA 94111	Washington, DC 20436
Scott M. Flicker	(415) 984-8700	(202) 205-2579
Patrick J. Togni
Paul, Hastings, Janofsky & Walker, LLP	Paula Ambrosini	Commission Investigative
875 15th Street,	O’Melveny & Myers LLP	Attorneys
N.W. Washington,	400 S. Hope Street, #1500
D.C. 20005	Los Angeles, CA 90071
(202) 551-1700	(213) 430-6000

Thomas A. Counts	Petra Smeltzer
Paul, Hastings, Janofsky & Walker, LLP	O’Melveny & Myers LLP
55 Second Street	1625 Eye Street, NW
Twenty-Fourth Floor	Washington, DC 20006
San Francisco, CA 94105	(202) 383-5300
(415) 856-7000
Counsel to OrthoClear, Inc.,
Counsel to Align	OrthoClear Holdings, Inc.,
Technology, Inc.	and OrthoClear Pakistan
Pvt, Ltd.

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CERTIFICATE OF SERVICE

In accordance with the Agreed Service Protocol in the above-captioned investigation, I hereby certify that a copy of the foregoing Joint Motion to Terminate Investigation was served as indicated, to the parties listed below, this 13th day of October 2006:

Counsel for Respondents OrthoClear, Inc.,	By Hand (2 copies)
OrthoClear Holdings, Inc. and OrthoClear
Pakistan PVT, Ltd.	The Honorable Robert L. Barton, Jr.
Administrative Law Judge
U.S. International Trade Commission
BY ELECTRONIC MAIL	500 E Street, S.W., Room 317G
Washington, DC 20436
orthoclear@omm.com
By Electronic Copy
BY HAND DELIVERY NEXT DAY
Kimberly Parke, Esq.
Petra Smeltzer	Attorney-Advisor to Judge Barton
O’Melveny & Myers LLP	U.S. International Trade Commission
1625 Eye Street, NW	500 E Street, S.W., Room 317E
Washington, DC 20006-4001	Washington, DC 20436

Counsel for Complainant Align Technology, Inc.	For the Investigative Staff Attorney

BY ELECTRONIC MAIL	BY ELECTRONIC MAIL

align@paulhastings.com	Anne Goalwin, Esq.
Vu Bui, Esq.
BY HAND DELIVERY	Office of Unfair Import Investigations
U.S. International Trade Commission
Scott M. Flicker	500 E Street, S.W., Suite 401
Paul, Hastings, Janofsky &	Washington, DC 20436
Walker, LLP
875 15th Street, N.W.
Washington, D.C. 20005
(202) 551-1700

By:
Kevin D. Edwards

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UNITED STATES INTERNATIONAL TRADE COMMISSION
WASHINGTON, D.C.

Before the Honorable Robert L. Barton, Jr.

In the Matter of:

CERTAIN INCREMENTAL DENTAL	Inv. No. 337-TA-562
POSITIONING ADJUSTMENT
APPLIANCES AND METHODS OF
PRODUCING SAME

MEMORANDUM OF POINTS AND AUTHORITIES IN SUPPORT OF JOINT MOTION
TO TERMINATE INVESTIGATION BASED UPON CONSENT ORDER

Complainant Align Technology, Inc. (“Align”) and Respondents OrthoClear, Inc., OrthoClear Holdings, Inc., and OrthoClear Pakistan Pvt, Ltd. (collectively “OrthoClear”) (collectively, the “Parties”) hereby submit the following memorandum of points and authorities in support of the Joint Motion to Terminate Investigation Based Upon Entry of a Consent Order (hereinafter “Joint Motion to Terminate”) pursuant to Ground Rule 3.1. The Commission Investigative Staff supports this motion.

The Joint Motion to Terminate Investigation complies with the Commission’s requirements for motions to terminate based upon a consent order, which are set forth in Commission Rule 210.21(c). In addition, the parties submit that resolution of this proceeding by the attached proposed Consent Order is in the public interest.

For the reasons articulated below, the parties respectfully request that the Administrative Law Judge issue an Initial Determination terminating this investigation on the basis of the Consent Order Stipulation and [Proposed] Consent Order.

I.              BACKGROUND

On February 9, 2006, the United States International Trade Commission instituted the above-captioned investigation under Section 337 of the Tariff Act of 1930, as amended, based upon the complaint filed by Align, which alleged unfair acts in the importation into the United States, the sale for importation and the sale within the United States after importation of certain incremental dental positioning adjustment appliances by OrthoClear. See 71 Fed. Reg. 7995 (Feb. 15, 2006).

The Complaint alleges that OrthoClear is engaging in unlawful and unfair acts of competition in violation of Section 337 by importing into the United States, selling for importation into the United States and selling within the United States after importation certain incremental dental positioning adjustment appliances that infringe, or are made, produced, or processed by means of a process covered by, valid claims of each of the following United States Letters Patent: (i) U.S. Patent No. 6,685,469 (“the ‘469 patent”); (ii) U.S. Patent No. 6,394,801 (“the ‘801 patent”); (iii) U.S. Patent No. 6,398,548 (“the ‘548 patent”); (iv) U.S. Patent No. 6,722,880 (“the ‘880 patent”); (v) U.S. Patent No. 6,629,840 (“the ‘840 patent”); (vi) U.S. Patent No. 6,699,037 (“the ‘037 patent”); (vii) U.S. Patent No. 6,318,994 (“the ‘994 patent”); (viii) U.S. Patent No. 6,729,876 (“the ‘876 patent”); (ix) U.S. Patent No. 6,602,070 (“the ‘070 patent”); (x) U.S. Patent No. 6,471,511 (“the ‘511 patent”); and (xi) U.S. Patent No. 6,227,850 (“the ‘850 patent”) (collectively “the Patents-In-Suit”). (On July 20, 2006, the Commission determined not to review the July 12, 2006 Initial Determination of the Administrative Law Judge granting Align’s motion for partial termination of the investigation as to U.S. Patent No. 6,540,807 on July 12, 2006. See Order No. 10).

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The Complaint also alleges that OrthoClear is engaging in unlawful and unfair acts of competition in violation of Section 337 by misappropriation of Align’s trade secrets in connection with OrthoClear’s importation into the United States, selling for importation into the United States and selling within the United States after importation the articles at issue in this proceeding.

II.            THE JOINT MOTION COMPLIES WITH COMMISSION RULES GOVERNING TERMINATION OF AN INVESTIGATION BY ENTRY OF CONSENT ORDER

Termination of an investigation under Section 337 is governed by Commission Rule 210.21. That rule provides, inter alia, that “any party may move at any time for an order to terminate an investigation” on the basis of a consent order. Commission Rule 210.21(a)(2). Specifically, the rule states that:

[A] proposal to terminate by consent order shall be submitted as a motion to the administrative law judge with a stipulation that incorporates a proposed consent order...At any time prior to the commencement of the hearing, the motion may be filed by one or more respondents, and may be filed jointly with other parties to the investigation... The administrative law judge shall promptly file with the Commission an initial determination regarding the motion for termination if the motion is granted...Pending disposition by the Commission of a consent order stipulation, a party may not, absent good cause shown, withdraw from the stipulation once it has been submitted pursuant to this section.

Commission Rule 210.21 (c)(1)(ii).

The Joint Motion complies with the Commission Rule that a request to terminate an investigation on the basis of a consent order be accompanied by a Consent Order Stipulation that incorporates a Proposed Consent Order. See, e.g., In the Matter of Certain Chemical Mechanical Planarization Slurries and Precursors, USITC Inv. No. 337-TA-566, Order No. 4: Initial

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Determination Terminating the Investigation by Entry of a Consent Order, 2006 WL 1642253 (U.S.I.T.C.) at *1.

The Consent Order Stipulation also contains all of the admissions, waivers, statements and other requirements set forth in Commission Rule 210.21(c)(3). See id. (describing the respondent’s admission of in rem jurisdiction over the accused products subject to that investigation and in personam jurisdiction over the respondent, in addition to meeting all of the requirements of Commission Rule 210.21(c)(i)(A) and (B)).

Likewise, the Proposed Consent Order also contains a statement that OrthoClear will not import, sell for importation, or sell within the United States after importation, the accused articles. See Certain Modified Vaccinia Ankara Viruses and Vaccines and Pharmaceutical Compositions Based Thereon, USITC Inv. No. 337-TA-550, Order No. 10: Denying Respondent’s Motion to Terminate and Entry of Consent Order, 2005 WL 3346206 (U.S.I.T.C), at *4 (noting that, “[a]s the Staff correctly points out, a consent order is essentially an agreement between the Commission and the respondent whereby the respondent agrees to cease engaging in the allegedly unfair act. Staff Response at 2. Thus, consent orders that have formed the basis for the termination of an investigation have contained language pursuant to which the respondent agrees to refrain from importing, selling for importation, or selling within[] the United States after importation, the accused articles.”). See Proposed Consent Order at 1.

III.          TERMINATION OF THIS INVESTIGATION IS IN THE PUBLIC INTEREST

The parties submit that termination of this investigation in accordance with the attached Consent Order Stipulation and Proposed Consent Order is in the public interest and will also conserve the resources of this Court, the Parties, and the Staff. See, e.g., Certain Chemical

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Mechanical Planarization Slurries and Precursors, at *2 (granting unopposed motion to terminate investigation by entry of a consent order and noting that “[t]he public interest generally favors settlement to avoid needless litigation and to conserve public and private resources...[and that] [t]he public interest also favors the recognition of presumptively valid patents and their exclusive rights.”).

The parties also submit that termination of this investigation will not negatively impact the public health and welfare, competitive conditions in the U.S. economy, the production of like or directly competitive articles in the United States, and U.S. consumers. See Commission Rule 210.50(b)(2). As a result, termination of this investigation by the proposed consent order is in the public interest.

IV.          CONCLUSION

Based on the foregoing, the parties respectfully request that the Administrative Law Judge issue an Initial Determination terminating this investigation on the basis of the attached Consent Order Stipulation and [Proposed] Consent Order.

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Date: October 13, 2006

Respectfully submitted,

George L. Graff	George A. Riley	Anne Goalwin
Paul, Hastings, Janofsky &	Mark E. Miller	VuBui
Walker, LLP	David R. Eberhart	Office of Unfair Import
Park Avenue Tower	O’Melveny & Myers LLP	Investigations
75 E. 55th Street, First Floor	Embarcardero Center West	U.S. International Trade
New York, NY 10022	275 Battery Street, 26th Floor	Commission
(212) 318-6000	San Francisco, CA 94111	500 E Street, SW, Suite 401
	(415) 984-8700	Washington, DC 20436
(202) 205-2579
Scott M. Flicker
Patrick J. Togni Paul,	Paula Ambrosini	Commission Investigative Attorneys
Hastings, Janofsky &	O’Melveny & Myers LLP
Walker, LLP	400 S. Hope Street, #1500
875 15th Street, N.W.	Los Angeles, CA 90071
Washington, D.C. 20005	(213) 430-6000
(202) 551-1700
Petra Smeltzer
Thomas A. Counts	O’Melveny & Myers LLP
Paul, Hastings, Janofsky &	1625 Eye Street, NW
Walker, LLP	Washington, DC 20006
55 Second Street	(202) 383-5300
Twenty-Fourth Floor
San Francisco, CA 94105	Counsel to OrthoClear, Inc.,
(415) 856-7000	OrthoClear Holdings, Inc.,
and OrthoClear Pakistan Pvt,
Counsel to Align	Ltd.
Technology, Inc.

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CERTIFICATE OF SERVICE

In accordance with the Agreed Service Protocol in this investigation, I hereby certify that a copy of the foregoing Joint Motion to Terminate Investigation was served as indicated, to the parties listed below, this 13th day of October 2006:

Counsel for Respondents OrthoClear, Inc.,	By Hand (2 copies)
OrthoClear Holdings, Inc. and OrthoClear
Pakistan PVT, Ltd.	The Honorable Robert L. Barton, Jr.
Administrative Law Judge
U.S. International Trade Commission
BY ELECTRONIC MAIL	500 E Street, S.W., Room 317G
Washington, DC 20436
orthoclear@omm.com
By Electronic Copy
BY HAND DELIVERY NEXT DAY
Kimberly Parke, Esq.
Petra Smeltzer	Attorney-Advisor to Judge Barton
O’Melveny & Myers LLP	U.S. International Trade Commission
1625 Eye Street, NW	500 E Street, S.W., Room 317E
Washington, DC 20006-4001	Washington, DC 20436

Counsel for Complainant Align Technology, Inc.
For the Investigative Staff Attorney
BY ELECTRONIC MAIL

align@paulhastings.com	BY ELECTRONIC MAIL

BY HAND DELIVERY	Anne Goalwin, Esq.
Vu Bui, Esq.
Scott M. Flicker	Office of Unfair Import Investigations
Paul, Hastings, Janofsky & Walker, LLP	U.S. International Trade Commission
875 15th Street, N.W.	500 E Street, S.W., Suite 401
Washington, D.C. 20005	Washington, DC 20436
(202) 551-1700

By:
Kevin D. Edwards

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INTELLECTUAL PROPERTY TRANSFER AGREEMENT

This INTELLECTUAL PROPERTY TRANSFER AGREEMENT (this “Agreement”) is made and entered into as of October 12, 2006 (the “Effective Date”), by and among OrthoClear Holdings, Inc., a British Virgin Islands corporation, OrthoClear, Inc., a Delaware corporation, and OrthoClear Pakistan PVT Ltd., a Pakistani corporation (each an “OrthoClear Corporate Party”), Muhammad Ziaullah Chishti, an individual(“Chishti”), and Huafeng Wen, an individual(“Wen”), each being an “OrthoClear Individual Party”, and together with the OrthoClear Corporate Parties, “OrthoClear” or the “OrthoClear Parties”), and Align Technology, Inc., a Delaware corporation (“Align”) (each of the foregoing being a “Party” and collectively, the “Parties”).

WHEREAS, the OrthoClear Corporate Parties and Align are parties to those certain litigations captioned (1) In the Matter of Certain Incremental Dental Positioning Adjustment Appliances and Methods of Producing Same, Investigation No. 337-TA-562, pending in the United States International Trade Commission (the “ITC Investigation”), (2) Align Technology, Inc. v. OrthoClear, Inc., et al., Case No. CGC-05-438361, pending in the Superior Court of the State of California, County of San Francisco, (3) Align Technology, Inc. v. OrthoClear, Inc. and OrthoClear Holdings, Inc., Case No. CV 05-2948 (MMC), pending in the Northern District of California, San Francisco Division, (4) Align Technology, Inc. v. OrthoClear, Inc. and OrthoClear Holdings, Inc., Case No. CV 06-3828 (SC) pending in the Northern District of California, San Francisco Division, and (5) Align Technology, Inc. v. OrthoClear, Inc., Case No. 06 C 0023 S, which was dismissed from the Western District of Wisconsin but is subject to reinstatement (collectively, the “Actions”);

WHEREAS, the OrthoClear Individual Parties are parties to that certain litigation captioned Align Technology, Inc. v. OrthoClear, Inc., et al., Case No. CGC-05-438361, pending in the Superior Court of the State of California, County of San Francisco;

WHEREAS, the OrthoClear Corporate Parties are individually or collectively, the owners of certain intellectual property rights;

WHEREAS, the OrthoClear Individual Parties either participated in the development of, or have had confidential access to, such intellectual property; and

WHEREAS, the Parties have entered into a settlement of the Actions, the terms of which are set forth in a settlement agreement effective as of October 12, 2006 (the “Settlement Agreement”) pursuant to which the OrthoClear Corporate Parties, Chishti and Wen have agreed to transfer and assign certain intellectual property rights to Align.

NOW THEREFORE, for the consideration set forth in the Settlement Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1             Certain Defined Terms.  As used in this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to a Party, any entity that directly or indirectly controls, is controlled by, or is under common control with, such Party, but only for so long as such control continues.  For purposes of this definition, “control” means the power to direct the management and affairs of an entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.  In case of a corporation, the direct or indirect ownership of fifty percent (50%) or more of its outstanding voting shares shall in any case be deemed to confer control, provided that, the direct or indirect ownership of a lower percentage of such securities shall not necessarily preclude the existence of control.

“Copyrights” mean any and all copyrights in works of authorship of any type, including Software, industrial designs, training materials and instruction manuals, web pages, advertising, marketing and promotional materials, including, but not limited to, (i) all registrations and applications for registration thereof throughout the world, including the copyrights, copyright applications and copyright registrations set forth on Schedule C hereto, (ii) all renewals, extensions, continuations and restorations and reversions of such copyrights (whether vested, contingent or inchoate and whether such renewals, extensions, continuations, restorations and reversions are now in existence or come into existence as a result of future legislation or the interpretation thereof) in all countries of the world, and (iii) all moral and common law rights thereto and all rights therein provided by international treaties and conventions.

“Domain Names” mean any and all Internet domain names, including any and all goodwill symbolized thereby including, but not limited to, all registrations and applications for registration thereof throughout the world, including the domain names set forth on Schedule D hereto.

“Intellectual Property” means, collectively, Copyrights, Domain Names, Patents, Software, Trademarks, and Trade Secrets.

“Patents” mean any and all United States, foreign and international patents, patent applications and statutory invention registrations including, but not limited to, (i) the patents and patent applications set forth on Schedule A hereto, (ii) reissues, continuations, continuations-in-part, divisions, extensions and reexaminations thereof, (iii) all inventions disclosed therein, and (iv) all rights therein provided by international treaties and conventions.

“Software” means any and all computer software, programs and databases in any form, including, but not limited to, the software set forth on Schedule E hereto and any macros, applets or other information associated therewith, including links, source code, object code, operating systems and specifications, data, databases, database management code, utilities, graphical user interfaces, menus, images, icons, forms, methods of processing, software engines, platforms, and data formats, all versions, updates, corrections, enhancements and modifications thereto, and all related documentation, developer notes, comments and annotations.

“Trademarks” mean any and all trademarks, service marks, collective marks, composite marks, trade dress, logos, trade names, corporate names, symbols, slogans and other indicia of source, origin or goodwill, including, but not limited to, (i) the trademarks, trademark applications and trademark registrations set forth on Schedule B hereto, (ii) the goodwill of the business symbolized thereby or associated therewith, (iii) all common law rights thereto, (iv) all registrations and applications for registration of the foregoing throughout the world, including reissues, extensions and renewals thereof, and (v) all rights therein provided by international treaties and conventions.

 “Trade Secrets” means any and all trade secrets, know-how and other confidential or proprietary information regarding the treatment of malocclusions including, all manufacturing and production processes and techniques, research and development information, technology, inventions, drawings, specifications, designs, plans, proposals, technical data, and all rights thereto in any jurisdiction to limit the use or disclosure thereof.  Trade Secrets does not does not include confidential business information regarding finances, sales, marketing strategic plans, regulatory filings other than the January and July 2006 FDA submissions containing descriptions of the OrthoClear production process, patient data, employees, customers, suppliers, contractors, and/or business plans, or disk images or personal information intermingled or stored with such confidential business information.

“Transferred Intellectual Property” has the meaning set forth in Section 2.1 of this Agreement.

ARTICLE 2

ASSIGNMENT

Section 2.1             Assignment.

(a)           Each OrthoClear Corporate Party hereby assigns and transfers to Align its entire right, title and interest, world-wide, in and, as pertinent, the goodwill associated with, (i) all Intellectual Property individually or collectively owned in whole or in part by any such OrthoClear Corporate Party and disclosed in the ITC Investigation or any of the Actions, and (ii) all other Intellectual Property individually or collectively owned in whole or in part by such OrthoClear Corporate Party, with application to the correction of malocclusions, including but not limited to processes for designing and manufacturing removable plastic dental aligners or other activities using existing technology claimed as proprietary by any of the OrthoClear Corporate Parties.

(b)           Each OrthoClear Individual Party hereby assigns and transfers to Align its entire right, title and interest, world-wide, in and, as pertinent, the goodwill associated with, all Intellectual Property individually or collectively owned in whole or in part by such OrthoClear Individual Party with application to the correction of malocclusions.

(c)           The rights, titles and interests assigned pursuant to this Section 2.1 are herein defined as the “Transferred Intellectual Property.”

Section 2.2             Registrant Name Change Agreement.  Upon the Effective Date, the OrthoClear Corporate Parties shall transfer to Align, or provide to Align such registrant account information so that Align can effect the transfer of, each Transferred Domain Name.  Align will not remove the existing material pertaining to OrthoClear’s operations or ongoing customer commitments from the website for at least 5 days following the Effective Date.  The OrthoClear Corporate Parties shall cooperate with Align to effectuate the submission or filing of such registrant name change agreements or other forms to or with the Registering Authority in accordance with the policies and rules of the Registering Authority.

Section 2.3             Transfer of Trade Secrets and Tangible Materials.

(a)           Within thirty (30) days of the Effective Date, the OrthoClear Parties shall make reasonable efforts to transfer and disclose to Align all of their Trade Secrets relating to or embodying the Transferred Intellectual Property (“Transferred Trade Secrets”).

(b)           Upon the effectiveness of the Settlement Agreement and transfer of the settlement funds by Align to OrthoClear, OrthoClear consents to the disclosure to Align of all discovery materials produced by OrthoClear during discovery in the ITC Investigation that describe or embody the Transferred Intellectual Property, including, but not limited to, software, training materials, process manuals, and the FDA January and July 2006 submissions containing descriptions of the OrthoClear production process; provided, however, that Align shall return or destroy, at OrthoClear’s option, all confidential discovery materials that relate to OrthoClear’s finances, sales, marketing strategic plans, disk images, personal information, regulatory filings other than the January and July 2006 FDA submissions containing descriptions of the OrthoClear production process, patient data, employees, customers, suppliers, contractors, and/or business plans.  Align shall provide OrthoClear with a designation, by production number, of all ITC confidential discovery material that Align is returning or destroying under this provision.

(c)           The OrthoClear Corporate Parties hereby consent that all Transferred Intellectual Property designated as OrthoClear’s Confidential Business Information under the Revised Protective Order (June 1, 2006) entered in the ITC Investigation is hereby deemed to be Align’s Confidential Business Information under that Order.

(d)           OrthoClear shall make reasonable efforts to destroy, permanently, all copies of materials relating to or embodying the Transferred Intellectual Property in any form in which they have been retained after the Transferred Intellectual Property has been delivered to Align; provided, however, that OrthoClear may retain an archival copy of all business records. From and after the Effective Date, the OrthoClear Parties and their Affiliates shall make no further use of the Transferred Trade Secrets.

(e)           Within thirty (30) days of the Effective Date, the OrthoClear Parties shall deliver to Align copies of all prosecution files for the Transferred Intellectual Property; provided, however, that OrthoClear may retain an archival copy of all business records.

Section 2.4             No Assumed Liabilities.  Align shall not assume and shall in no event be liable for any liabilities, debts or obligations of any of the OrthoClear Parties, whether accrued, absolute, matured, known or unknown, liquidated or unliquidated, contingent or otherwise.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Section 3.1             Mutual Representations.  Each of Align and the OrthoClear Corporate Parties hereby represents and warrants to the others as follows:

(a)           Due Authorization.  Such Party is a corporation duly incorporated and in good standing (where such concept applies) as of the Effective Date, and has taken all necessary actions on its part to duly authorize the execution, delivery and performance of this Agreement.

(b)           Due Execution.  This Agreement has been duly executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

(c)           No Conflict.  Such Party’s execution, delivery and performance of this Agreement does not: (i) violate, conflict with or result in the breach of any provision of the charter or by-laws (or similar organizational documents) of such Party; (ii) conflict with or violate any law, rule, regulation or governmental order applicable to such Party or any of its assets, properties or businesses; or (iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of any agreement to which it is a party.

(d)           Litigation.  No action, claim or any litigation, proceeding, arbitration, investigation or controversy, other than the Actions and challenges to the trademark application and use with respect to “OrthoView,” is pending or threatened against such Party that, if adversely determined, could have a material and adverse effect on the Transferred Intellectual Property or that Party’s ability to perform its obligations hereunder nor, to the best of such Party’s knowledge, do facts exist that might give rise to any such proceedings.

Section 3.2             OrthoClear Individual Representations.  Each OrthoClear Individual Party hereby represents and warrants to Align as follows:

(a)           Due Execution.  This Agreement has been duly executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

(b)           No Conflict.  Such Party’s execution, delivery and performance of this Agreement does not: (i) conflict with or violate any law, rule, regulation or governmental order applicable to such Party or any of its assets, properties or businesses; or (ii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of any agreement to which it is a party.

(c)           Litigation.  No action, claim or any litigation, proceeding, arbitration, investigation or controversy, other than (i) the Actions and (ii) challenges to the trademark “OrthoView,” is pending or threatened against such Party that, if adversely determined, could have a material and adverse effect on the Transferred Intellectual Property or that Party’s ability to perform its obligations hereunder nor, to the best of such Party’s knowledge, no facts exist that might give rise to any such proceedings.

Section 3.3             Intellectual Property.  Each of the OrthoClear Parties hereby represents and warrants to Align that:

(a)           Accuracy of Schedules.  Schedule A sets forth a true and complete list of all Patents that relate to, embody or constitute Transferred Intellectual Property.  Schedule B sets forth a true and complete list of all Trademarks that relate to, embody or constitute Transferred Intellectual Property.  Schedule C sets forth a true and complete list of all copyright registrations and copyright applications that relate to, embody or constitute Transferred Intellectual Property.  Schedule D sets forth a true and complete list of all Domain Names relate to, embody or constitute Transferred Intellectual Property.  Schedule E sets forth a true and complete list of all Software that relates to, embodies, or constitutes Transferred Intellectual Property.

(b)           Ownership.  Other than the claims asserted by Align in the Actions and challenges to the trademark “OrthoView,” the OrthoClear Parties, individually or collectively, are the exclusive owners of the entire and unencumbered right, title and interest in and to the Transferred Intellectual Property and are entitled to use all of the Transferred Intellectual Property in a manner consistent with past practice and to assign and transfer the Transferred Intellectual Property as provided for herein.

(c)           No Transfers.  Except as set forth on Schedule F, none of the OrthoClear Parties or their Affiliates has assigned, licensed or otherwise transferred or encumbered any of Transferred Intellectual Property in the period between September 19, 2005 and the Effective Date.

(d)           Further Assurances.  The OrthoClear Parties shall, upon Align’s reasonable request, execute all documents and provide all necessary information and reasonable assistance as may be requested or necessary in connection with recording Align’s ownership interest in, and in maintaining and prosecuting, the Transferred Intellectual Property.  In the event that Align has used commercially reasonable efforts, but has not secured any OrthoClear Party signature on any document on which it is entitled to have such signature under this Section, the OrthoClear Parties hereby irrevocably designate and appoint Align and its duly authorized officers and agents, as the OrthoClear Parties’ agents and attorneys-in-fact to act for and on their behalf and instead of the OrthoClear Parties, with full power of substitution, to execute and file any such document and to do all other lawfully permitted acts to further the purposes of the foregoing with the same legal force and effect as if executed by the necessary OrthoClear Party or Parties.

(e)           Infringement.  To the knowledge of the OrthoClear Parties, OrthoClear’s acquisition, use and/or disclosure of the Transferred Intellectual Property does not infringe, misappropriate or conflict with any intellectual property right of any third party, except for challenges to the trademark “OrthoView.”

(f)            Threatened Actions.  Other than the Actions and challenges to the trademark application for “OrthoView,” no actions have been asserted, are pending, or threatened against any of the OrthoClear Parties (i) based upon or challenging or seeking to deny or restrict the use by such OrthoClear Party of any of the Transferred Intellectual Property, (ii) challenging the ownership of any OrthoClear Party in the Transferred Intellectual Property, or (iii) alleging that the use of any of the Transferred Intellectual Property does or may infringe or misappropriate the intellectual property rights of any third party.  To the knowledge of the OrthoClear Parties, no third party has misappropriated or is engaging in any activity that infringes the Transferred Intellectual Property.

(g)           Validity.  The Transferred Intellectual Property is valid and enforceable, and has not been adjudged invalid or unenforceable in whole or part; provided, however, that this representation does not apply to any rejections or refusals to register by and patent or trademark office in any jurisdiction.  The consummation of the transaction contemplated by this Agreement will not result in the termination or impairment of any of Transferred Intellectual Property and the OrthoClear Parties will take no action to challenge or impair its validity.

ARTICLE 4

CONFIDENTIALITY

Section 4.1             Confidentiality.  Following the Effective Date, the Transferred Intellectual Property shall be considered the property of Align and the OrthoClear Parties and their Affiliates shall not disclose any information related to the Transferred Intellectual Property except as required to complete the transactions contemplated hereby.  The OrthoClear Parties further agree to maintain as confidential, to not disclose to third parties, and to make reasonable efforts to ensure that their Affiliates, agents and employees do not disclose to third parties, any of the Transferred Intellectual Property that has not been publicly disclosed as of the Effective Date, including but not limited to unpublished Patents, Trade Secrets, and Copyrights.

ARTICLE 5

NON-COMPETITION

Section 5.1             Non-Competition.  The Non-Competition Covenants executed by Chishti, Wen, Christopher Kawaja, Peter Riepenhausen, Joe Breeland and Jeffrey Tunnell and contained in the Settlement Agreement are material provisions to this Agreement.

ARTICLE 6

MISCELLANEOUS

Section 6.1             Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service (with signature required), by facsimile, by electronic mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses:

If to Align: 881 Martin Avenue Santa Clara, California 95050 Attention: Roger George Tel. No.: 408-470-1000 Fax No.: 408-470-1010 Email: rgeorge@aligntech.com

If to OrthoClear Holdings, Inc.:

Walkers BVI, Attention: Heidi de Vries

The Mill Mall, PO Box 92, Wickhams Cay 1

Road Town, Tortola, British Virgin Islands
Tel. No.: Tel: 284 494 4051

Fax No.: 284 494 5535

Email: heidi.devries@walkersglobal.com

If to OrthoClear, Inc.: 580 California Street, Suite 1725 San Francisco, CA 94104 Tel. No.: 415-362-4200 Fax No.: 415-362-4240 Email:	If to OrthoClear Pakistan Private Ltd.: 8-Aitchison Road 1-km Thoker Niaz Baig, Raiwind Rd Lahore, Pakistan Tel. No.: 800-808-7173 Fax No.: n/a
If to Muhammad Ziaullah Chishti: c/o TRG 1700 Pennsylvania Ave NW Washington, D.C. 20006 Tel. No.: 415-370-8085 Fax No.: Email:	If to Huafeng “Charlie” Wen: 2117 Gossamer Ave. Redwood Shores, CA 94065 Tel. No.: 650 868 4935 Fax No.: Email:

Section 6.2             Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.  The Parties unconditionally and irrevocably consent to the exclusive jurisdiction of the state and federal courts located in New Castle County, Delaware, and waive any objection with respect thereto, for the purpose of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 6.3             Amendment.  This Agreement may not be amended or modified except by an instrument in writing signed by all parties hereto.

Section 6.4             No Waiver.  The failure of any of the Parties to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such party thereafter to enforce such provisions, and no waiver shall be binding unless executed in writing by all Parties hereto.

Section 6.5             Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

Section 6.6             Headings.  The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 6.7             Counterparts.  This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original instrument and all of which taken together shall constitute one and the same agreement.

Section 6.8             Entire Agreement.  This Agreement, together with the Settlement Agreement and the agreements referred to therein, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the Parties with respect to such subject matter.

Section 6.9             Third Party Beneficiaries.  Nothing in this Agreement, either express or implied, is intended to or shall confer upon any third party any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed as of the Effective Date.

Align Technology, Inc.	OrthoClear Holdings, Inc.

Name:	Name: Peter Riepenhausen
Title:	Title: Chairman

OrthoClear, Inc.	OrthoClear Pakistan PVT Ltd.

Name: Muhammad Ziaullah Chishti	Name: Mudassar Rathore
Title: Chief Executive Officer	Title: Country Manager

Muhammad Ziaullah Chishti	Huafeng “Charlie” Wen

SCHEDULE A

Transferred Patents

Patent/Application Number	Issue/Filing Date	Title	Inventor	Assignee of Record
US 5,820,368	October 13, 1998	Disposable Applicator for Forming and Retaining an Orthodontic Attachment	Wolk
PCT/US2005/039715	11-02-05	Methods and Apparatuses for	Wen	OrthoClear Holdings
		Manufacturing Dental	Liu	OrthoClear Holdings
		Aligners	Liu, Gang	OrthoClear Holdings
PCT/US2005/045351	12-14-05	Image Based Orthodontic Treatment Methods	Wen	OrthoClear Holdings
PCT/US2005/045351	12-14-05	Image Based Orthodontic Treatment Methods	Wen	OrthoClear Holdings
PCT/US2006/003753	02-02-06	Organizing, Storing, and	Wen	OrthoClear Holdings
		Tracking Dental Devices	Sawtelle	OrthoClear Holdings
			Wolf	OrthoClear Holdings
PCT/US2006/007714	03-03-06	Variations of Dental Aligners	Wen	OrthoClear Holdings
			Liu	OrthoClear Holdings
10/979,497	11/02/04	Meth. & Appar. for Mfg. and	Wen	1. Kookie, Inc (11-01-2004)
		Constr. a Dental Aligner		2. F: Kookie to OC Holdings (6-20-05)
3. F: Wen to OC Holdings (7-28-05)

10/979,504	11-02-04	Prod. an Adjustable Physical	Wen	1. Kookie, Inc (11-01-2004)
		Dental Arch Model		2. F: Kookie to OC Holdings (6-20-05)
3. F: Wen to OC Holdings (7-28-05)
10/979,823	11-02-04	Meth. & Appar. for Mfg. and	Wen	1. Kookie, Inc (11-01-2004)
		Constr. a Phys. Dental Arch Model		2. F: Kookie to OC Holdings (6-20-05)
3. F: Wen to OC Holdings (7-28-05)
10/979,824	11-02-04	Prod. a Base for Physical	Wen	1. Kookie, Inc (11-01-2004)
		Dental Arch Model		2. F: Kookie to OC Holdings (6-20-05)
3. F: Wen to OC Holdings (7-28-05)
11/013,147	12-14-04	Tooth Movement Tracking System	Wen	OrthoClear Holdings (7-28-2005)
11/013,160	12-14-04	System and Methods for Casting Physical Tooth	Liu	OrthoClear Holdings (7-27-2005)
		Model	Wen	OrthoClear Holdings (7-28-2005)
11/012,924	12-14-04	Accurately Prod. a Base for Physical Dental Arch Model	Wen	OrthoClear Holdings (7-26-2005)
11/013,145	12-14-04	Fabricating a Base Compatible with Physical Tooth Models	Wen	OrthoClear Holdings (7-28-2005)

11/013,146	12-14-04	Image Base Orthodontic Treatment Viewing System	Wen	OrthoClear Holdings (7-28-2005)
11/013,152	12-14-04	Base for Physical Dental Arch Model	Wen	OrthoClear Holdings (7-28-2005)
11/013,153	12-14-04	Image Based Dentition Record Digitization	Wen	OrthoClear Holdings (7-28-2005)
11/013,154	12-14-04	Preventing Interference Between Tooth Models	Wen	OrthoClear Holdings (7-28-2005)
11/013,155	12-14-04	Accurately Predicting and Preventing Interference b/w Tooth Models	Wen	OrthoClear Holdings (7-28-2005)
11/013,156	12-14-04	Prod. Non-Interfering Tooth	Liu	OrthoClear Holdings (7-27-2005)
		Models on a Base	Wen	OrthoClear Holdings (7-28-2005)
11/013,157	12-14-04	Prod. Accurate base for a Dental Arch Model	Wen	OrthoClear Holdings (7-28-2005)
11/013,158	12-14-04	Prod. a Phys. Tooth model Compatible w/ a Phys. Dental Arch Model	Wen	OrthoClear Holdings (7-28-2005)
11/013,159	12-14-04	Prod. a Base for Accurately Receiving Dental Tooth Models	Wen	OrthoClear Holdings (7-28-2005)
11/050,050	02-03-05	Intelligent Tracking of Dental Devices	Wen	OrthoClear Holdings (7-28-2005)

11/050,126	02-03-05	Methods for Prod. Non-Interfering Tooth Models	Wen	OrthoClear Holdings (7-28-2005)
11/050,051	02-03-05	Storage System for Dental Devices	Wen	OrthoClear Holdings (7-28-2005)
11/074,298	03-07-05	Disposable Dental Aligner	Wen	OrthoClear Holdings (7-28-2005)
11/074,300	03-07-05	Fluid Permeable Dental Aligner	Wen	OrthoClear Holdings (7-28-2005)
11/074,301	03-07-05	Dental Aligner for Providing Accurate Dental Treatment	Liu Wen	OrthoClear Holdings (7-27-2005) OrthoClear Holdings (7-28-2005)
11/074,299	03-07-05	Prod. Phys. Dental Arch Model	Liu	OrthoClear Holdings (7-27-2005)
		Having Individually Adjust. Tooth Models	Wen	OrthoClear Holdings (7-28-2005)
11/074,297	03-07-05	Prod. Wrinkled Dental Aligner	Liu	OrthoClear Holdings (7-27-2005)
		for Dental Treatment	Wen	OrthoClear Holdings (7-28-2005)
11/107,584	04/15/05	System for Organizing Dental Aligners	Wen
11/205,496	08/16/05	System for Organizing Dental Aligners	Liu	OrthoClear Holdings (1-12-2005) (OTITC021325)
			Lui, Gang	OrthoClear Holdings (1-14-2005) (OTITC021325)
			Liang	OrthoClear Holdings (1-12-2005) (OTITC021325)
			Waqas	OrthoClear Holdings (1-20-2005) (OTITC021325)
			Wen	OrthoClear Holdings (1-10-2005) (OTITC021325)

60/673,851	04/22/05	Computer Aided Orthodontic	Wen	OrthoClear Holdings
		Treatment Planning	Chishti
Liu
Mohammed
Rizvi
Bashir
60/673,970	04/22/05	Sys. for Digitization and Registering a Subject’s Upper and Lower Arches	Wen
60/675,003	04/25/05	Method for Prescribing	Wen	OrthoClear Holdings
		Orthodontic Treatments	Chishti
Liu
Mohammed
Rizvi
Bashir
60/676,546	04/29/05	Digitization of Dental Arch	Wen	OrthoClear Holdings
		Model	Liu
60/676,278	04/29/05	Treatment of Teeth by Aligners	Wen
11/107,584	04/15/05	Dental Aligner Devices Having Snap-On Connectors	Wen
60/676,100	04/29/05	Non-Uniform & Multi-Layer	Wen	OrthoClear Holdings
		Dental Aligners and Methods	Liu

60/731,371	10/27/05	Method for Generating Digital Dental Arch Model	Liu (“et al.”)	OrthoClear Holdings
11/258,465		Multi-Layer Casting Methods and Devices
11/405,972		Digitization of Target Dental Arch Model
60/798,237		Visualization and Manipulation of Digital Models
11/404,332		Treatment of Teeth by Aligners
11/404,643		Computer Aided Orthodontic Treatment Planning
PCT/US06/14124		Computer Aided Orthodontic Treatment Planning
PCT/US06/14125		Treatment of Teeth by Aligners

SCHEDULE B

Transferred Trademarks

Country	Mark	Registration or Application Number	Registered Owner
Argentina	ORTHOCLEAR	2668283	OrthoClear Holdings, Inc.
Australia	ORTHOCLEAR	1111114	OrthoClear Holdings, Inc.
Brazil	ORTHOCLEAR	8337330	OrthoClear Holdings, Inc.
Chile	ORTHOCLEAR	734707	OrthoClear Holdings, Inc.
Hong Kong	ORTHOCLEAR	3630378	OrthoClear Holdings, Inc.
Iceland	ORTHOCLEAR	06000696	OrthoClear Holdings, Inc.
New Zealand	ORTHOCLEAR	74716110	OrthoClear Holdings, Inc.
Peru	ORTHOCLEAR	06276902	OrthoClear Holdings, Inc.
Singapore	ORTHOCLEAR	06008634	OrthoClear Holdings, Inc.
Switzerland	ORTHOCLEAR	548034	OrthoClear Holdings, Inc.
USA	ORTHOVIEW	78564205	OrthoClear, Inc.
USA	ORTHOCLEAR	78749870	OrthoClear Holdings, Inc.
USA	OC 10	78748754	OrthoClear Holdings, Inc.
USA	OC 4x4	78748746	OrthoClear Holdings, Inc.
USA	ORTHOCLEAR FT	78748731	OrthoClear Holdings, Inc.
USA	THE NEXT GENERATION IN INVISIBLE ORTHODONTICS	78793414	OrthoClear Holdings, Inc.

SCHEDULE C

Transferred Copyrights

None

SCHEDULE D

Transferred Domain Names

orthoclear.com

orthoclear.net

orthoclearcalculator.com

yourorthoviewonline.com

yourorthoview.com

ocorders.com

SCHEDULE E

Transferred Software

OrthoTreat

OCModeller

OCPrescrption

Case Creator

Big Brother

BiteSetter

OrthoView

OrthoView 3D

Donkey Modeller

All software developed for and/or related to the Microscribe for estimating root positions and capturing tooth positions from the epoxy models for input into BiteSetter

All software developed for and/or related to the scanning of the epoxy tooth models

All software developed for and/or related to the manipulation of individual digital tooth models either post-scanning (e.g., using RapidForm) or during treatment (i.e., shaving a digital tooth model that is undergoing IPR)

All software developed for and/or related to the ArchFixer, ToothFixer, WaxSetup and MidCourseCorrection plugins

Schedule F

Patents, Trademarks, Copyrights and Software transferred in the period between
September 19, 2005 and the Effective Date

None

ORTHOCLEAR HOLDINGS, INC.

c/o Walkers (BVI) Limited

Walkers Chambers

PO Box 92

Road Town

British Virgin Islands

October 12, 2006

Align Technology Inc.

Re:       Certification  for Settlement

Gentlemen/Ladies:

As Chairman of the Board of OrthoClear Holdings, Inc. I certify that the requisite approvals of its shareholders and board have been obtained to discontinue, worldwide, all design, manufacture, marketing and sales of removable dental aligners and that as of my signature to this letter, OrthoClear Holdings, Inc. and its subsidiaries have discontinued, worldwide, all design, manufacture, marketing and sales of removable dental aligners.

Signed this 12th day of October, 2006 at Villeneuve-Loubet, France.

/s/ Peter Riepenhausen
Peter Riepenhausen
Chairman
OrthoClear Holdings. Inc.

MARK E. MCKEEN (SB # 130950) markmckeen@paulhastings.com
THOMAS A. COUNTS (SB # 148051) tomcounts@paulhastings.com
PETER C. MEIER (SB # 179019) petermeier@paulhastings.com
RICHARD E. ELDER (SB # 205389) richardelder@paulhastings.com
T. LEE KISSMAN (SB # 233434) leekissman@paulhastings.com
PAUL, HASTINGS, JANOFSKY & WALKER LLP
55 Second Street
Twenty-Fourth Floor
San Francisco, CA  94105-3441
Telephone:  (415) 856-7000
Facsimile:  (415) 856-7100

Attorneys for Plaintiff ALIGN TECHNOLOGY, INC.

GEORGE A. RILEY (SB # 118304) griley@omm.com

DARIN W. SNYDER (SB # 136003) dsnyder @omm.com

ROBERT D. TRONNES (SB # 209835) rtronnes@omm.com

O’MELVENY & MYERS LLP

Embarcadero Center West

275 Battery Street

San Francisco, CA  94111-3305

Telephone:  (415) 984-8700

Facsimile:   (415) 984-8701

Attorneys for Defendants

ORTHOCLEAR, INC. and

ORTHOCLEAR HOLDINGS, INC.

IN THE UNITED STATES DISTRICT COURT

FOR THE NORTHERN DISTRICT OF CALIFORNIA

SAN FRANCISCO DIVISION

ALIGN TECHNOLOGY, INC.	CASE NO. C-06-3828 SC

Plaintiff,	STIPULATION AND [PROPOSED] ORDER
OF DISMISSAL
vs.

ORTHOCLEAR, INC. and	Judge: Hon. Samuel Conti
ORTHOCLEAR HOLDINGS, INC.,

Defendants.

WHEREAS, the parties have resolved any and all claims for relief stated in this action;

IT IS HEREBY STIPULATED by the parties and ORDERED by the Court that:

1.  This action is hereby dismissed with prejudice.

2.  Each of the parties shall bear its own costs, expenses and attorney fees.

3.  Pursuant to stipulation and in order to effectuate the terms of the Settlement Agreement, OrthoClear, Inc. and OrthoClear Holdings, Inc. are ordered to provide to Align Technology, Inc. the names of OrthoClear’s patients in the United States, Hong Kong and Canada, and further pursuant to stipulation, OrthoClear, Inc. and OrthoClear Holdings, Inc. are

1

authorized to provide such other reasonably accessible patient information as the parties may agree would reasonably assist Align Technology Inc. in verifying and providing treatment for former OrthoClear cases pursuant to Paragraph 4 of the Settlement Agreement.

IT IS SO STIPULATED, THROUGH COUNSEL OF RECORD.

DATED: October 13, 2006		PAUL, HASTINGS, JANOFSKY & WALKER LLP
THOMAS A. COUNTS

By:
THOMAS A COUNTS

Attorneys for Plaintiff, Counterclaim Defendant and
Counterclaimant
ALIGN TECHNOLOGY, INC.

DATED: October 13, 2006		O’MELVENY & MYERS LLP
DARIN W. SNYDER

By:
DARIN W. SNYDER

Attorneys for Defendants
ORTHOCLEAR, INC. and ORTHOCLEAR HOLDINGS,
INC.

PURSUANT TO STIPULATION, IT IS SO ORDERED.

DATE:	, 2006.

The Honorable Samuel Conti
U.S. District Court Magistrate Judge

2

ATTORNEY OR PARTY WITHOUT ATTORNEY(Name and Address):	TELEPHONE NO.:	FOR COURT USE ONLY
Mark E. McKeen (SB# 130950) Thomas A. Counts (SB# 148051) Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, CA 94105 ATTORNEY FOR (Name): Plaintiff	(415) 856-7000
Insert name of court and name of judicial district and branch court, if any: San Francisco County Superior Court
PLAINTIFF/PETITIONER: ALIGN TECHNOLOGY, INC. DEFENDANT/RESPONDENT:ORTHOCLEAR, IINC., et al.

REQUEST FOR DISMISSAL ☐ Personal Injury, Property Damage, or Wrongful Death ☐ Motor Vehicle ☐ Other ☐ Family Law ☐ Eminent Domain ☒ Other (specify): Breach of Contract, Trade Secret Misappropriation		CASE NUMBER: CGC 05-438361

— A conformed copy will not be returned by the clerk unless a method of return is provided with the document.—

1. TO THE CLERK: Please dismiss this action as follows:
a- (1) ☒ With prejudice	(2) ☐ Without prejudice

b. (1) ☐ Complaint	(2) ☐ Petition
(3) ☐ Cross-complaint filed by (name):	on (date):
(4) ☐ Cross-complaint filed by (name):	on (date):
(5) ☒ Entire action of all parties and all causes of action
(6) ☐ Other (specify):*

Date: October    , 2006

Thomas A. Counts
(TYPE OR PRINT NAME OF ☒ ATTORNEY ☐ PARTY WITHOUT ATTORNEY)	(SIGNATURE)

*   If dismissal requested is of specified parties only, of specified causes of action only specified cross-complaints so state and identify the parties, causes of action, or cross-complaints to be dismissed.

Attorney Or party without attorney for: ☒ Plaintiff/Petitioner ☐ Defendant/Respondent ☐ Cross-complainant

2. TO THE CLERK: Consent to the above dismissal is hereby given.**

Date: October    , 2006

Darin W. Snyder
(TYPE OR PRINT NAME OF ☒ ATTORNEY ☐ PARTY WITHOUT ATTORNEY)	(SIGNATURE)

**If a cross-complaint—or Response (Family Law) seeking affirmative relief—is on file, the attorney for cross-complainant (respondent) must sign this consent if required by Code of Civil Procedure section 581 (i) or (j).

Attorney Or party without attorney for: ☐Plaintiff/Petitioner ☒ Defendant/Respondent ☒ Cross-complainant

(To be completed by clerk)

3. ☐ Dismissal entered as requested on (date):

4. ☐ Dismissal entered on (date):                                      as to only (name):

5. ☐ Dismissal not entered as requested for the following reasons (specify):

6. ☐ a. Attorney or party without attorney notified on (date):

         b. Attorney or party without attorney not notified. Filing party failed to provide
         ☐ a copy to conform                 ☐ means to return conformed copy

Date:	Clerk, by	, Deputy
Form Adopted by the	REQUEST FOR DISMISSAL	Code of Civil Procedure, § 581 et seq.
Judicial Council of California		Cal. Rules of Court, rules 383,1233
982(a)(5) [Rev. January 1, 1997]
American LegalNet, Inc.
www.USCourtForms.com

ALIGN TECHNOLOGY, INC. vs. ORTHOCLEAR, et al.

San Francisco Superior Court Case No. CGC 05-438361

REQUEST FOR DISMISSAL
(Additional Party)

TO THE CLERK: Consent to the above dismissal is hereby given.

Dated: October     , 2006

Bonnie Margaret Ross, Esq.
Robinson & Wood, Inc.	Attorney for Cross-Complainant Bao Tran

MARK E. MCKEEN (SB# 130950) markmckeen@paulhastings.com

THOMAS A. COUNTS (SB# 233434) thomascounts@paulhastings.com

PETER C. MEIER (SB# 179019) petermeier@paulhastings.com

ILSE C. SCOTT (SB# 233433) ilsescott@paulhastings.com

PAUL, HASTINGS, JANOFSKY & WALKER LLP

55 Second Street

Twenty-Fourth Floor

San Francisco, CA  94105-3441

Telephone:  (415) 856-7000

Facsimile:  (415) 856-7100

Attorneys for Plaintiff, Counterclaim Defendant

and Counterclaimant

ALIGN TECHNOLOGY, INC.

GEORGE A. RILEY (SB# 118304) griley@omm.com

DARIN W. SNYDER (SB# 136003) dsnyder@omm.com

MICHELLE L. DAVIDSON (SB# 218559) mdavidson@omm.com

O’MELVENY & MYERS LLP

Embarcadero Center West

275 Battery Street

San Francisco, CA 94111-3305

Telephone: (415) 984-8700

Facsimile: (415) 984-8701

Attorneys for Defendants and Counterclaimants

ROSS J. MILLER, an individual, and ROSS J. MILLER DDS,

A Professional Dental Corporation

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN FRANCISCO DIVISION

ALIGN TECHNOLOGY, INC.,	CASE NO. C 05-3418 MMC (JL)

Plaintiff, Counterclaim	STIPULATION AND [PROPOSED]
Defendant and	ORDER OF DISMISSAL
Counterclaimant,
Judge: Hon. Maxine M. Chesney
vs.

ROSS J. MILLER, an individual, and
ROSS J. MILLER DDS, A
PROFESSIONAL DENTAL
CORPORATION, a corporation,

Defendants,
Counterclaimants and
Counterclaim Defendants.

WHEREAS, the parties have resolved any and all claims for relief stated in this action;

IT IS HEREBY STIPULATED by the parties and ORDERED by the Court that

1.  This action is hereby dismissed with prejudice.

2.  Each of the parties shall bear its own costs, expenses and attorney fees.

IT IS SO STIPULATED, THROUGH COUNSEL OF RECORD.

Dated:	October 13, 2006	PAUL, HASTINGS, JANOFSKY & WALKER LLP

By:
THOMAS A. COUNTS

Attorneys for Plaintiff, Counterclaim Defendant
and Counterclaimant Align Technology, Inc.

Dated:	October 13, 2006	O’MELVENY & MYERS LLP

By:
DARIN W. SNYDER

Attorneys for Defendants and Counterclaimants Ross
J. Miller, an individual, and Ross J. Miller DDS, A
Professional Dental Corporation

PURSUANT TO STIPULATION, IT IS SO ORDERED.

DATE:	, 2006.
The Honorable Maxine M. Chesney United States District Judge

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MARK E. MCKEEN (SB# 130950) markmckeen@paulhastings.com

THOMAS A. COUNTS (SB# 148051) tomcounts@paulhastings.com

PETER C. MEIER (SB# 179019) petermeier@paulhastings.com

RICHARD E. ELDER (SB# 205389) richardelder@paulhastings.com

T. LEE KISSMAN (SB #233434) leekissman@paulhastings.com

PAUL, HASTINGS, JANOFSKY & WALKER LLP

55 Second Street

Twenty-Fourth Floor

San Francisco, CA 94105-3441

Telephone: (415) 856-7000

Facsimile: (415) 856-7100

Attorneys for Plaintiff

ALIGN TECHNOLOGY, INC.

GEORGE A. RILEY (SB # 118304) griley@omm.com

DARIN W. SNYDER (SB # 136003) dsnyder @omm.com

ROBERT D. TRONNES (SB # 209835) rtronnes@omm.com

O’MELVENY & MYERS LLP

Embarcadero Center West

275 Battery Street

San Francisco, CA 94111-3305

Telephone: (415) 984-8700

Facsimile: (415) 984-8701

Attorneys for Defendants

ORTHOCLEAR, INC. and

ORTHOCLEAR HOLDINGS, INC.

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN FRANCISCO DIVISION

ALIGN TECHNOLOGY, INC.,	CASE NO. CV-05-2948 MMC (JCS)

Plaintiff,	STIPULATION AND [PROPOSED]
ORDER OF DISMISSAL
vs.

ORTHOCLEAR, INC. and	Judge: Hon. Maxine M. Chesney
ORTHOCLEAR HOLDINGS, INC.,

Defendants.

WHEREAS, the parties have resolved any and all claims for relief stated in this action;

IT IS HEREBY STIPULATED by the parties and ORDERED by the Court that

1. This action is hereby dismissed with prejudice.

2. Each of the parties shall bear its own costs, expenses and attorney fees.

IT IS SO STIPULATED, THROUGH COUNSEL OF RECORD.

Dated: October 13, 2006	PAUL, HASTINGS, JANOFSKY & WALKER LLP

By:
THOMAS A. COUNTS

Attorneys for Plaintiff Align Technology, Inc.

Dated: October 13, 2006	O’MELVENY & MYERS LLP

By:
DARIN W. SNYDER

Attorneys for Defendants OrthoClear, Inc. and
OrthoClear Holdings, Inc.

PURSUANT TO STIPULATION, IT IS SO ORDERED.

DATE:	, 2006

Hon. Maxine M. Chesney
U.S. District Court Magistrate Judge

1

IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

In the Reexamination of:	Art Unit: 3993

Chishti et al.

Reexamination Control No.: 90/007,797

Patent No. 6,722,880

Issue Date: April 20, 2004

Issued To: Align Technology, Inc.

REQUEST FOR WITHDRAWAL OF PETITION TO DIRECTOR UNDER 37 C.F.R. §§
1.515(c) AND 1.181 SEEKING REVIEW OF DENIAL OF REQUEST FOR
REEXAMINATION

Mail Stop Ex Parte Reexam

Central Reexamination Unit

Office of Patent Legal Administration

United States Patent and Trademark Office

P.O. Box 1450

Alexandria, VA 22313-1450

REEXAMINATION CONTROL NO. 90/007,797

ATTORNEY DOCKET NO. HOLLAND-5

Dear Sir or Madam:

The undersigned respectfully requests withdrawal of the Petition to Director under 37 C.F.R. §§ 1.515(c) and 1.181 Seeking Review of Denial of Request for Reexamination. The Petition to the Director sought de novo review of the denial of the Request for Reexamination of all claims (claims 1 through 21) of U.S. Patent No. 6,722,880 to Chishti et al., issued on April 20, 2004 and entitled “Method and System for Incrementally Moving Teeth.”

The Request for Reexamination of U.S. Patent No. 6,722,880 was filed on November 4, 2005, and was assigned control number 90/007,797. The Patent Office denied the Request on December 23, 2005.  The Petition to the Director requesting review of the reexamination denial was filed on January 23, 2006.

Since no action has been taken on the Petition to the Director subsequent to January 23, 2006, the undersigned respectfully requests that the Petition be withdrawn to conserve the resources of Patent Office.

Please charge any necessary fees for this Withdraw of Petition to Deposit Account No. 03-1952.

Respectfully submitted:

ii